EXHIBIT 10.55

NINth amendment TO LOAN
AND SECURITY AGREEMENT

This NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is dated as of March 22, 2023, by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), ECLIPSE BUSINESS CAPITAL LLC, a Delaware limited liability company, as administrative agent for the Lenders (f/k/a Encina Business Credit, LLC, in such capacity, together with its successors and assigns in such capacity, “Agent”), and RUBICON GLOBAL, LLC, a Delaware limited liability company (“Rubicon”) and RIVERROAD WASTE SOLUTIONS, INC., a New Jersey corporation (“RiverRoad”; together with Rubicon, each a “Borrower” and collectively the “Borrowers”), and Rubicon Technologies Holdings, LLC, a Delaware limited liability company (“Holdings”), CLEANCO LLC, a New Jersey limited liability company (“Cleanco”), CHARTER WASTE MANAGEMENT, INC., a Delaware corporation (“Charter”), and RUBICON TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation (“International” together with Charter, Holdings and Cleanco, each a “Loan Party Obligor”).

WITNESSETH:

WHEREAS, Borrowers, Loan Party Obligors, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of December 14, 2018 (the “Original Loan Agreement”);

WHEREAS, the Original Loan Agreement was amended pursuant to that certain First Amendment to Loan and Security Agreement dated as of March 29, 2019 (the “First Amendment”) in connection with the Borrowers and Loan Party Obligors obtaining secured term loan financing agented by PATHLIGHT CAPITAL LP pursuant to that certain Loan and Security Agreement dated as of March 29, 2019 (the “Original Term Loan Agreement”); and

WHEREAS, the Original Loan Agreement as amended by the First Amendment was further amended pursuant to that certain Second Amendment to Loan and Security Agreement dated as of February 27, 2020 (the “Second Amendment”) which was further amended pursuant to that certain Third Amendment to Loan and Security Agreement dated as of March 24, 2021 (the “Third Amendment”) which was further amended pursuant to that certain Fourth Amendment to Loan and Security Agreement dated as of October 15, 2021(“Fourth Amendment”) which was further amended pursuant to that certain Fifth Amendment to Loan and Security Agreement dated as of April 26, 2022 (“Fifth Amendment”) which was further amended pursuant to that certain Sixth Amendment to Loan and Security Agreement dated as of November 18, 2022 (“Sixth Amendment”) which was further amended pursuant to that certain Seventh Amendment to Loan and Security Agreement dated as of January 31, 2023 (“Seventh Amendment”) which was further amended pursuant to that certain Eighth Amendment to Loan and Security Agreement dated as of February 7, 2023 (“Eighth Amendment”) (the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eight Amendment, the “Existing Loan Agreement”); and

ninth Amendment to

Loan and security agreement

WHEREAS, the Original Term Loan Agreement was amended pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 27, 2020 (“First Amendment to Term Loan Agreement”) which was further amended pursuant to that certain Second Amendment to Loan and Security Agreement dated as of March 24, 2021 (“Second Amendment to Term Loan Agreement”) which was further amended pursuant to that certain Third Amendment to Loan and Security Agreement dated as of October 15, 2021(“Third Amendment to Term Loan Agreement”) which was further amended pursuant to that certain Fourth Amendment to Loan and Security Agreement dated as of April 26, 2022 (“Fourth Amendment to Term Loan Agreement”) which was further amended pursuant to that certain Fifth Amendment to Loan and Security Agreement dated as of November 18, 2022 (“Fifth Amendment to Term Loan Agreement”) which was further amended pursuant to that certain Sixth Amendment to Loan and Security Agreement dated as of November 30, 2022 (“Sixth Amendment to Term Loan Agreement”) and which was further amended pursuant to that certain Seventh Amendment to Loan and Security Agreement dated as of February 7, 2023 (“Seventh Amendment to Term Loan Agreement”) (the Original Term Loan Agreement as amended by the First Amendment to Term Loan Agreement, Second Amendment to Term Loan Agreement, Third Amendment to Term Loan Agreement, Fourth Amendment to Term Loan Agreement, Fifth Amendment to Term Loan Agreement, Sixth Amendment to Term Loan Agreement and Seventh Amendment to Term Loan Agreement, the “Existing Term Loan Agreement”);

WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to extend the Maturity Date and increase the Maximum Revolving Facility Amount in accordance with the terms and conditions of this Amendment, in each case, subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

section 1 Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Existing Loan Agreement, as amended hereby (the “Loan Agreement”).

section 2 Amendment to Loan Agreement. The Loan Agreement is hereby amended to delete the definition of Maturity Date in Section 1.1 of the Loan Agreement and replace it with the following:

“Maturity Date” means the Scheduled Maturity Date (or, if earlier, the Termination Date), or such earlier date as (i) the Obligations may be accelerated in accordance with the terms of this Agreement (including pursuant to Section 11.2), (ii) the Maturity Date under (and as defined in) the Term Loan Agreement or (iii) the Maturity Date under (and as defined in) the Third-Lien Loan Agreement.

section 3 Representations, Warranties and Covenants of Each Borrower and each Loan Party Obligor. Each Borrower and each Loan Party Obligor represents and warrants to the Lenders and Agent and agrees that:

(a) the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date, and (ii) for such changes that are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by the Lenders;

(b) on the Ninth Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

(c) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by each Borrower and each Loan Party Obligor, and this Amendment is a legal, valid and binding obligation of each Borrower and each Loan Party Obligor, enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(d) the execution, delivery and performance of this Amendment do not conflict with or result in a breach by any Borrower or any Loan Party Obligor of any term of any material contract, loan agreement, indenture or other agreement or instrument to which such Person is a party or is subject.

section 4 Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective (the “Ninth Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a) Each Borrower, the Loan Party Obligors, the Lenders and Agent shall have executed and delivered to the Agent this Amendment and such other documents as the Agent may reasonably request;

(b) Agent shall have received evidence satisfactory to Agent in its Permitted Discretion that each of the conditions precedent set forth in Section 4 of the Loan Agreement have been satisfied;

(c) All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Agent;

(d) Agent shall have received a final fully executed copy of the Second Amendment to Loan and Security Agreement with respect to the Third Lien Loan Agreement;

(e) Agent shall have received a fully executed copy of that certain Consent Under Subordination and Intercreditor Agreement, dated as of the date hereof, by and between Agent, Term Agent and Third Lien Agent with respect to the Third Lien Subordination Agreement; and

(f) Agent shall have received each document (including Uniform Commercial Code financing statements) required under law or reasonably requested by Agent to be filed, registered or recorded in order to create in favor of Agent, for the benefit of the Lenders, a perfected Lien on the collateral described therein, in proper form for filing, registration or recording.

section 5 Costs and Expenses. Each Borrower and Loan Party Obligor hereby affirms its obligation under the Loan Agreement to reimburse the Agent for all fees and expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the internal and external attorneys’ fees and expenses of attorneys for the Agent with respect thereto.

section 6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

section 7 Effect of Amendment; Reaffirmation of Loan Documents. (a) Nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Loan Documents other than as expressly set forth herein. The Loan Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. Each Borrower and Loan Party Obligor hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Loan Agreement or any other Loan Document to the Agent on behalf and for the benefit of the Lenders, as collateral security for the Obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such Obligations, continues to be and remain collateral for such obligations from and after the date hereof. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Execution of this Amendment by the Lenders and Agent (i) shall not constitute a waiver of any Default or Event of Default that may currently exist or hereafter arise under the Loan Agreement, (ii) shall not impair, modify, restrict or limit any right, power, privilege or remedy of the Lenders or Agent with respect to any Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (iii) shall not constitute any custom, course of dealing or other basis for altering any obligation of any Borrower or any Loan Party Obligor or any right, power, privilege or remedy of the Lenders and Agent under the Loan Agreement or any of the other Loan Documents.

(c) The amendments, consents, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non- compliance with the Loan Agreement or any other Loan Document, nor operate as a waiver of any Default or Event of Default.

(d) This Amendment is a Loan Document.

(e) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement and the Loan Documents as modified or amended hereby.

section 8 Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

section 9 Release. EACH BORROWER AND LOAN PARTY OBLIGOR HEREBY ACKNOWLEDGE THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, MANAGERS, MEMBERS, EMPLOYEES OR ATTORNEYS. EACH BORROWER AND LOAN PARTY OBLIGOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER OR LOAN PARTY OBLIGOR MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, AGENT, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH BORROWER AND LOAN PARTY OBLIGOR HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, MANAGERS, MEMBERS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS’ OR AGENT’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF ANY BORROWER OR ANY LOAN PARTY OBLIGOR TO LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EXCEPT FOR THOSE CLAIMS ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AGENT OR ANY LENDER.

section 10 Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

section 11 Entire Agreement. This Amendment, and terms and provisions hereof, the Loan Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written and is the final expression and agreement of the parties hereto with respect to the subject matter hereof section 12 Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this letter agreement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

LENDER:	ECLIPSE BUSINESS CAPITAL SPV, LLC, a Delaware limited liability company

By:
		Name:	Tracy Salyers
		Title:	Authorized Signatory

AGENT:	ECLIPSE BUSINESS CAPITAL LLC,
a Delaware limited liability company

By:
		Name:	Tracy Salyers
		Title:	Authorized Signatory

[Signature Pages Continue]

ninth Amendment to

Loan and security agreement

BORROWERS/LOAN PARTY OBLIGORS:

RUBICON GLOBAL, LLC, as a Borrower and a Loan Party Obligor

By:
	Name:	Phil Rodoni
	Title:	Chief Executive Officer of its Sole Member

RIVERROAD WASTE SOLUTIONS, INC.,
as a Borrower and a Loan Party Obligor

By:
	Name:	Marc Spiegel
	Title:	President

RUBICON TECHNOLOGIES holdings, LLC,
as a Loan Party Obligor

By:
	Name:	Phil Rodoni
	Title:	Chief Executive Officer

CLEANCO LLC, as a Loan Party Obligor

By:
	Name:	Phil Rodoni
	Title:	Chief Executive Officer

CHARTER WASTE MANAGEMENT, INC.,
as a Loan Party Obligor

By:
	Name:	Marc Spiegel
	Title:	President

RUBICON TECHNOLOGIES INTERNATIONAL, INC.,
as a Loan Party Obligor

By:
	Name:	Marc Spiegel
	Title:	President

ninth Amendment to

Loan and security agreement